State of Florida:
County of Hillsborough:
                                  OFFICE LEASE


     THIS LEASE ("Lease"), made this 5th day of September, 2002, by and between HIGHWOODS/FLORIDA HOLDINGS, L.P., a Delaware Limited Partnership, By: Highwoods Properties, Inc., as agent, ("Landlord") and XRG, INC., a Delaware corporation, ("Tenant"), provides as follows:

     1. BASIC DEFINITIONS AND PROVISIONS. The following basic definitions and provisions apply to this Lease:

          a. Premises.     Rentable Square Feet:      1,530
                           Suite:                     103
                           Building:                  Cypress West
                           Street Address:            5301 West Cypress Street
                           City/County:               Tampa/Hillsborough
                           State/Zip Code:            Florida/33607

          b. Term.         Number of Months:          12
                           Commencement Date:         September 6, 2002
                           Expiration Date:           August 31, 2003

          c. Permitted Use.               General office administrative

          d. Occupancy Limitation.        No more than four (4) persons per one
                                          thousand (1,000) rentable square feet.

         e. Base Rent. The minimum base rent for the Term is $28,666.25, payable in monthly installments on the 1st day of each month in accordance with the following Base Rent Schedule:

MONTHS                 RATE PSF             MONTHLY RENT         CUMULATIVE RENT
------                 --------             ------------         ---------------

9/6/02 - 9/30/02        $19.00                $2,422.50             $2,018.75
10/1/02 - 8/31/03       $19.00                $2,422.50            $26,647.50

                                       BASE RENT:                  $28,666.25

          f. Rent Payment Address.   HIGHWOODS/FLORIDA HOLDINGS, L.P.
                                     P.O. Box 406396
                                     Atlanta, Georgia 30384-6396
                                     Attn: Cypress West
                                     Tax ID #: 56-1869557

          g. Security Deposit. $2,422.50

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       h. Business Hours.                  8:00 A.M. to 6:00 P.M. Monday through
                                           Friday (excluding National and State
                                           Holidays).

       i. Electrical Service.              No more than
                                           three (3) watts per usable square
                                           foot for convenience outlets.

       j. After Hours HVAC Rate.           $25.00 per hour, per unit, with a
                                           minimum of two (2)
                                           hours per occurrence.

       k. Parking.                         Not to exceed 6 spaces per
                                           1000 rentable square feet. See Tenant
                                           Parking Agreement - Addendum Five.

       l. Construction Fee.                The Construction Supervision Fee for
                                           alterations is 10% of the cost of the
                                           work. The construction supervision
                                           fee for Tenant Improvements is set
                                           forth in the Workletter
                                           attached as Addendum Number One.

       m.   Tenant's Broker.               Neil Treitman. CCIM
                                           5301 W. Cypress Street
                                           Suite 111
                                           Tampa, Florida 33607

            Landlord's Broker.             Highwoods/Florida GP Corp
                                           3111 W Dr. Martin Luther King, Jr.
                                           Suite 300
                                           Tampa, Florida 33607

       n.   Notice Addresses.

                 LANDLORD:                 HIGHWOODS PROPERTIES, INC.
                                           3111 W. Dr. Martin Luther King, Jr.
                                           Suite 300
                                           Tampa, Florida 33607
                                           Attn: Lease Administrator

                 with a copy to:           HIGHWOODS/FLORIDA HOLDINGS, L.P.
                                           c/o Highwoods Properties, Inc.
                                           3100 Smoketree Court, Suite 600
                                           Raleigh, North Carolina 27604
                                           Attn: Manager, Lease Administration
                                           Facsimile #: 919/876-2448

                 TENANT:                   XRG. INC.
                                           5301 W. Cypress Street, Suite 103
                                           Tampa, Florida 33607

         2. LEASED PREMISES.

         a. Premises, Landlord leases to Tenant and Tenant leases from Landlord the Premises identified in Section 1 a and as more particularly shown on Exhibit A, attached hereto.

         b. Rentable Square Foot Determination. The parties acknowledge that all square foot measurements are approximate and agree that the square footage figures in Section 1 a shall be conclusive for all purposes with respect to this Lease.

         C. Common Areas. Tenant shall have non-exclusive access to the common areas of the Building. The common areas generally include space that is not included in portions of the building set aside for leasing to tenants or reserved for Landlord's exclusive use, including entrances, hallways, lobbies, elevators, restrooms, walkways and plazas ("Common Areas"). Landlord has the exclusive right to (i) designate the Common Areas, (ii) change the designation of any Common Area and otherwise modify the Common Areas, and (iii) permit special use of the Common Areas, including temporary exclusive use for special occasions. Tenant shall not interfere with the rights of others to use the Common Areas. All use of the Common Areas shall be subject to any rules and regulations promulgated by Landlord,

          3. TERM.

         a. Commencement and Expiration Dates. The Lease Term commences on the Commencement Date and expires on the Expiration Date, as set forth in Section 1 b.

          b. Adjustments to Commencement Date. The Commencement Date shall be adjusted as follows:

               I. If Tenant requests possession of the Premises prior to the Commencement Date, and Landlord consents, the Commencement Date shall be the date of possession. All rent and other obligations under this Lease shall begin on the date of possession, but the Expiration Date shall remain the same.

               ii. If Landlord, for any reason, cannot deliver possession of the Premises to Tenant on the Commencement Date, then the Commencement Date, Expiration Date, and all other dates that may be affected by their change, shall be revised to conform to the date of Landlord's delivery of possession of the Premises to Tenant. Any such delay shall not relieve Tenant of its obligations under this Lease, and neither Landlord nor Landlord's agents shall. be liable to Tenant for any loss or damage resulting from the delay in delivery of possession.

           c. Termination by Tenant for Failure to Deliver Possession. In the event Landlord is unable to deliver possession of the Premises within (90) days after the original Commencement Date set forth in Section lb (excluding any delays resulting from force majeure or caused by Tenant - "Excused Delays"), then Tenant may terminate this Lease by giving notice to Landlord within one hundred (100) days of the original Commencement Date (excluding Excused Delays). Tenant may not terminate the Lease, however, if it has taken possession of any part of the Premises.

           d. Delivery of Possession. Unless otherwise specified in the Workletter attached as Lease Addendum Number One, "delivery of possession" of the Premises shall mean the earlier of: (1) the date Landlord has the Premises ready for occupancy by Tenant as evidenced by (a) a permanent or temporary Certificate of Occupancy, (b) a Conditional Final Inspection, or (c) a Final Inspection issued by proper governmental authority, or (11) the date Landlord could have had the Premises ready had there been no Delays attributable to Tenant.

           e. Adjustment of Expiration Date. If the Expiration Date does not occur on the last day of a calendar month, then Landlord, at its option, may extend the Term by the number of days necessary to cause the Expiration Date to occur on the last day of the last calendar month of the Term. Tenant shall pay Base Rent and Additional Rent for such additional days at the same rate payable for the portion of the last calendar month immediately preceding such extension.

           f. Right to Occupy. Tenant shall not occupy the Premises until Tenant has complied with all of the following requirements to the extent applicable under the terms of this Lease: (i) delivery of all certificates of insurance,
  (ii) payment of Security Deposit, (iii) payment of first month's Rent; (iv) execution and delivery of any required Guaranty of Lease, and (v) if Tenant is an entity, receipt of a good standing certificate from the State where it was organized and a certificate of authority to do business in the State in which the Premises are located (if different). Tenant's failure to comply with these (or any other conditions precedent to occupancy under the terms of this Lease) shall not delay the Commencement Date.

         g. Commencement Agreement. The Commencement Date, Term, and Expiration Date may be set forth in a Commencement Agreement similar to Exhibit C, attached hereto, to be prepared by Landlord and executed by the parties.

         4. USE.

         a. Permitted Use. The Premises maybe used only for general office purposes in connection with Tenant's Permitted Use as defined in Section 1c and in accordance with the Occupancy Limitation asset forth in Section 1d.

         b. Prohibited Uses. Tenant shall not use the Premises:

          i. In violation of any restrictive covenants which apply to the Premises;

          ii.  In any manner that constitutes a nuisance or trespass;

          iii. In any manner which increases any insurance premiums, or makes such insurance unavailable to Landlord on the Building; provided that, in the event of an increase in Landlord's Insurance premiums which results from Tenant's use of the Premises, Landlord may elect to permit the use and charge Tenant for the increase in premiums, and Tenant's failure to pay Landlord, on demand, the amount of such increase shall be an event of default;

          iv. In any manner that creates demands for electricity, heating or air conditioning in excess of that stated in paragraph 1.(I); or

          v. For any purpose except the Permitted Use, unless consented to by Landlord in writing,

          C. Prohibited Equipment in Premises. Tenant shall not install any equipment in the Premises that places unusual demands on the electrical, heating or air conditioning systems ("High Demand Equipment") without Landlord's prior written consent. No such consent will be given if Landlord determines, in its opinion, that such equipment may not be safely used in the Premises or that electrical service Is not adequate to support the equipment. Landlord's consent may be conditioned, without limitation, upon separate metering of the High Demand Equipment and Tenant's payment of all engineering, equipment, installation, maintenance, removal and restoration costs and utility charges associated with the High Demand Equipment and the separate meter. If High Demand Equipment used in the Premises by Tenant affect the temperature otherwise maintained by the heating and air conditioning system, Landlord shall have the right to install supplemental air conditioning units In the Premises with the cost of engineering, installation, operation and maintenance of the units to be paid by Tenant. All costs and expenses relating to High Demand Equipment and Landlord's administrative costs (such as reading meters and calculating invoices) shall be Additional Rent, payable by Tenant upon demand.

           5. RENT.

           a. Payment Obligations. Tenant shall pay Base Rent and Additional Rent (collectively, "Rent") on or before the first day of each calendar month during the Term, as follows:

          i. Rent payments shall be sent to the Rent Payment Address set forth in Section If.

          ii. Rent shall be paid without previous demand or notice and without set off or deduction. Tenants obligation to pay Rent under this Lease is completely separate and independent from any of Landlord's obligations under this Lease.

          iii. If the Term commences on a day other than the first day of a calendar month, then Rent for such month shall be (I) prorated for the period between the Commencement Date and the last day of the month in which the Commencement Date falls, and (ii) due and payable on the Commencement Date.

          iv.  For each  Base Rent  payment  Landlord  receives  after the fifth
               (5th) day of the month, Landlord shall be entitled to all default remedies provided under the terms of this Lease, and a late charge in the amount of five percent (5%) of all Base Rent due for such month.

          v. If Landlord presents Tenant's check to any bank and Tenant has insufficient funds to pay for such check, then Landlord shall be entitled to all default remedies provided under the terms of this Lease and the maximum lawful bad check fee or five percent (5%) of the amount of such check, whichever amount is less.

         b. Base Rent. Tenant shall pay Base Rent as set forth in Section 1e.

         c. Additional Rent. In addition to Base Rent, Tenant shall pay as rent all sums and charges due and payable by Tenant under this Lease ("Additional Rent"), including, but not limited to, the following:

              i. Tenant's Proportionate Share of the increase in Landlord's Operating Expenses as set forth In Lease Addendum Number Two;

              ii. Any sales or use tax imposed on rents collected by Landlord or any tax on rents in lieu of ad valorem taxes on the Building, even though laws imposing such taxes attempt to require Landlord to pay the same; provided, however, if any such sales or use tax are Imposed on Landlord and Landlord is prohibited by applicable law from collecting the amount of such tax from Tenant as Additional Rent, then Landlord, upon sixty (60) days prior notice to Tenant, may terminate this Lease; and

              iii. Any construction supervision fees in connection with the construction of Tenant Improvements or alterations to the Premises.

          6. SECURITY DEPOSIT.

          a. Amount of Deposit. Tenant shall deposit with Landlord a Security Deposit in the amount set forth In Section 1g which sum Landlord shall retain as security for the performance by Tenant of each of its obligations hereunder. The Security Deposit shall not bear interest.

          b. Application of Deposit. If Tenant at any time fails to perform any of its obligations under this Lease, including its Rent or other payment obligations, its restoration obligations, or its insurance and Indemnity obligations, then Landlord may, at its option, apply the Security Deposit (or any portion) to cure Tenants default or to pay for damages caused by Tenant's default. If the Lease has been terminated, then Landlord may apply the Security Deposit (or any portion) against the damages incurred as a consequence of Tenant's breach. The application of the Security Deposit shall not limit Landlord's remedies for default under the terms of this Lease. If Landlord depletes the Security Deposit, in whole or in part, prior to the Expiration Date or any termination of this Lease, then Tenant shall restore immediately the amount so used by Landlord.

          c. Refund of Deposit. Unless Landlord uses the Security Deposit to cure a default of Tenant, to pay damages for Tenant's breach of the Lease, or to restore the Premises to the condition to which Tenant is required to leave the Premises upon the expiration or any termination of the Lease, then Landlord shall, within thirty (30) days after the Expiration Date or any termination of this Lease, refund to Tenant any funds remaining in the Security Deposit. Tenant may not credit the Security Deposit against any month's Rent.

           7. SERVICES BY LANDLORD.

           a. Base Services. Provided that Tenant is not then in default, Landlord shall cause to be furnished to the Building, or as applicable, the Premises, in common with other tenants the following services:

               i. Water (if available from city mains) for drinking, lavatory and toilet purposes.

               ii. Electricity (if available from the utility supplier) for the building standard fluorescent lighting and for the operation of general office machines, such as electric typewriters, desk top computers, dictating equipment, adding machines and calculators, and general service non-production type office copy machines; provided that Landlord shall have no obligation to provide more than the amount of power for convenience outlets and the number of electrical circuits as set forth in Section 1 i.

               iii. Operatorless elevator service.

               iv. Building standard fluorescent lighting fixtures; Tenant shall service, replace and maintain at its own expense any incandescent fixtures, table lamps, or lighting other than the building standard fluorescent light, and any dimmers or lighting controls other than controls for the building standard fluorescent lighting.

               v. Heating and air conditioning for the reasonably comfortable use and occupancy of the Premises during Business Hours as set forth in Section 1 h; provided that, heating and cooling conforming to any governmental regulation prescribing limitations thereon shall be deemed to comply with this service.

               vi. After Business Hours, weekend and holiday heating and air conditioning at the After Hours HVAC rate set forth in
                    Section 1j, with such charges subject to commercially reasonable annual increases as determined by Landlord.

               vii. Janitorial services five (5) days a week (excluding National and State holidays) after Business Hours.

               viii.A  reasonable  pro-rata  share  of  the  unreserved  parking spaces of the Building, not to exceed the Parking specified in Section 1 k, for use by Tenant's employees and-visitors in common with the other tenants and their employees and visitors.

         b. Landlord's Maintenance. Landlord shall make all repairs and replacements to the Building (including Building fixtures and equipment), Common Areas and Building Standard Improvements in the Premises, except for repairs and replacements that Tenant must make under Section 8. Landlord's maintenance shall include the roof, foundation, exterior walls, interior structural walls, all structural components, and all Building systems, such as mechanical, electrical, HVAC, and plumbing. Repairs or replacements shall be made within a reasonable time (depending on the nature of the repair or replacement needed) after receiving notice from Tenant or Landlord having actual knowledge of the need for a repair or replacement.

         c. No Abatement. There shall be no abatement or reduction of Rent by reason of any of the foregoing services not being continuously provided to Tenant. Landlord shall have the right to shut down the Building systems (including electricity and HVAC systems) for required maintenance and safety inspections, and in cases of emergency.

         d. Tenant's Obligation to Report Defects. Tenant shall report to Landlord immediately any defective condition In or about the Premises known to Tenant and if such defect is not so reported and such failure to promptly report results in other damage, Tenant shall be liable for same.

         e. Limitation on Landlord's Liability. Landlord shall not be liable to Tenant for any damage caused to Tenant and its property due to the Building or any part or appurtenance thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from problems with electrical service.

           8. TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES.

           a. Acceptance of Premises. Subject to the terms of the attached Workletter, if any, Tenant's occupancy of the Premises is Tenant's representation to Landlord that (i) Tenant has examined and inspected the Premises, (ii)
finds the Premises to be as represented by Landlord and satisfactory for 'Tenant's intended use, and (ill) constitutes Tenant's acceptance of the Premises "as is". Landlord makes no representation or warranty as to the condition of the Premises except as may be specifically set forth in the Workletter.

         b. Move-in Obligations. Tenant shall schedule its move-in with the Landlord's Property Manager. Unless otherwise approved by Landlord's Property Manager, move-in shall not take place during Business Hours. During Tenant's move-in, a representative of Tenant must be on-site with Tenant's moving company to insure proper treatment of the Building and the Premises. Elevators, entrances, hallways and other Common Areas must remain in use for the general public during business hours. Any specialized use of elevators or other Common Areas must be coordinated with Landlord's Property Manager. Tenant must properly dispose of all packing material and refuse in accordance with the Rules and Regulations. Any damage or destruction to the Building or the Premises due to moving will be the sole responsibility of Tenant.

         c. Tenant's Maintenance. Tenant shall: (I) keep the Premises and fixtures in good order; (ii) make repairs and replacements to the Premises or Building needed because of Tenants misuse or negligence; (ill) repair and replace Non-Standard Improvements, including any special equipment or decorative treatments, Installed by or at Tenant's request that serve the Premises (unless the Lease is ended because of casualty loss or condemnation); and (iv) not commit waste.

         d. Alterations to Premises. Tenant shall make no structural or interior alterations to the Premises. If Tenant requests such alterations, then Tenant shall provide Landlord's Property Manager with a complete set of construction drawings. If Landlord consents to the alterations, then the Property Manager shall determine the actual cost of the work to be done (to include a construction supervision fee to be paid to Landlord In the amount set forth in
Section 11). Tenant may then either agree to pay Landlord to have the work done or withdraw its request for alterations. All such alterations are subject to the prior written approval of Landlord.

         e. Restoration of Premises. At the expiration or earlier termination of this Lease, Tenant shall (I) deliver each and every part of the Premises in good repair and condition, ordinary wear and tear and damage by insured casualty excepted, and (ii) restore the Premises at Tenants sole expense to the same condition as existed at the Commencement Date, ordinary wear and tear and damage by insured casualty excepted. If Tenant has required or installed Non-Standard Improvements, such improvements shall be removed as part of Tenant's restoration obligation. Landlord, however, may elect to require Tenant to leave any Non-Standard Improvements In the Premises unless at the time of such Non-Standard Improvements were installed, Landlord agreed in writing that Tenant could remove such improvements. Tenant shall repair any damage caused by the removal of any NonStandard Improvements. "Non-Standard Improvements" means such items as (I) High Demand Equipment and separate meters, (11) all wiring and cabling from the point of origin to the termination point, (ill) raised floors for computer or communications systems, (iv) telephone equipment, security systems, and UPS systems, (iv) equipment racks, (v) alterations installed by or at the request of Tenant after the Commencement Date, and (vi) any other Improvements that are not part of the Building Standard Improvements.

     f.  Landlord's  Performance  of  Tenant's  Obligations.  If Tenant does not perform its maintenance or restoration obligations in a timely manner, commencing the same within five (5) days after receipt of notice from Landlord specifying the work needed, and thereafter diligently and continuously pursuing the work until completion, then Landlord shall have the right, but not the obligation, to perform such work. Any amounts expended by Landlord on such maintenance or restoration shall be Additional Rent to be paid by Tenant to Landlord within thirty (30) days after demand.

     g. Construction Liens. Tenant shall have no power to do any act or make any contract that may create or be the foundation of any lien, mortgage or other encumbrance upon the reversionary or other estate of Landlord, or any interest of Landlord in the Premises. NO CONSTRUCTION LIENS OR OTHER LIENS FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED TO THE PREMISES SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE PREMISES OR THE BUILDING. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by or on behalf of Tenant. Should any lien or claim of lien be filed against the Premises or the Building by reason of any act or omission of Tenant or any of Tenant's agents, employees, contractors or representatives, then Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within ten (10) days after the filing thereof.

Should Tenant fail to discharge the lien within ten (10) days, then Landlord may discharge the lien. The amount paid by Landlord to discharge the lien (whether directly or by bond), plus all administrative and legal costs incurred by Landlord, shall be Additional Rent payable on demand. The remedies provided herein shall be in addition to all other remedies available to Landlord under this Lease or otherwise.

         TENANT SHALL NOTIFY ANY CONTRACTOR PERFORMING ANY CONSTRUCTION WORK IN THE PREMISES ON BEHALF OF TENANT THAT THIS LEASE SPECIFICALLY PROVIDES THAT THE INTEREST OF LANDLORD IN THE PREMISES SHALL NOT BE SUBJECT TO LIENS FOR IMPROVEMENTS MADE BY TENANT, AND NO MECHANIC'S LIEN OR OTHER LIEN FOR ANY SUCH LABOR, SERVICES, MATERIALS, SUPPLIES, MACHINERY, FIXTURES OR EQUIPMENT SHALL ATTACH TO OR AFFECT THE STATE OR INTEREST OF LANDLORD IN AND TO THE PREMISES, THE BUILDING, OR ANY PORTION THEREOF. IN ADDITION, LANDLORD SHALL HAVE THE RIGHT TO POST AND KEEP POSTED AT ALL REASONABLE TIMES ON THE PREMISES AND NOTICES WHICH LANDLORD SHALL BE REQUIRED SO TO POST FOR THE PROTECTION OF LANDLORD AND THE PREMISES FROM ANY SUCH LIEN. TENANT AGREES TO PROMPTLY EXECUTE SUCH INSTRUMENTS IN RECORDABLE FORM IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF FLORIDA STATUTE SECTION 713.10.

         h. Communications Compliance. Tenant acknowledges and agrees that any and all telephone and telecommunication services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless Landlord requests otherwise or consents in writing, all of Tenant's telecommunications equipment shall be located and remain solely in the Premises. Landlord shall not have any responsibility for the maintenance of Tenant's telecommunications equipment, including wiring; nor for any wiring or other infrastructure to which Tenant's telecommunications equipment may be connected. Tenant agrees that, to the extent any telecommunications service is interrupted, curtailed or discontinued, Landlord shall have no obligation or liability with respect thereto. Landlord shall have the right, upon reasonable prior oral or written notice to Tenant, to Interrupt or turn off telecommunications facilities in the event of emergency or as necessary in connection with repairs to the Building or installation of telecommunications equipment for other tenants of the Building. In the event that Tenant wishes at any time to utilize the services of a telephone or telecommunications provider whose equipment is not then servicing the Building, the provider shall not be permitted to install its lines or other equipment within the Building without first securing the prior written approval of Landlord. Landlord's approval may be conditioned in such a manner as to protect Landlord's financial interests, the interest of the Building, and the other tenants therein. The refusal of Landlord to grant Its approval to any prospective telecommunications provider shall not be deemed a default or breach by Landlord of its obligation under this Lease. The provision of this paragraph may be enforced solely by Tenant and Landlord, are not for the benefit of any other party, and specifically but without limitation, no telephone or telecommunications provider shall be deemed a third party beneficiary of this Lease. Tenant shall not utilize any wireless communications equipment (other than usual and customary cellular telephones), including antennae and satellite receiver dishes, within the Premises or the Building, without Landlord's prior written consent, Landlord's consent may be conditioned in such a manner so as to protect Landlord's financial interests, the interests of the Building, and the other tenants therein. At Landlord's option, Tenant may be required to remove any and all telecommunications equipment (including wireless equipment) installed in the Premises or elsewhere in or on the Building by or on behalf of Tenant, including wiring, or other facilities for telecommunications transmittal prior to the expiration or termination of the Lease and at Tenant's sole cost.

           9. PROPERTY OF TENANT.

            a. Property Taxes, Tenant shall pay when due all taxes levied or assessed upon Tenants equipment, fixtures, furniture, leasehold improvements and personal property located in the Premises.

            b. Removal. Provided Tenant is not in default, Tenant may remove all fixtures and equipment which it has placed in the Premises; provided, however, Tenant must repair all damages caused by such removal. If Tenant does not remove its property from the Premises upon the expiration or earlier termination (for whatever cause) of this Lease, such property shall be deemed abandoned by Tenant, and Landlord may dispose of the same in whatever manner Landlord may elect without any liability to Tenant.

            10. SIGNS. Tenant may not erect, install or display any sign or advertising material upon the exterior of the Building or Premises (including any exterior doors, walls or windows) without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion. Door and directory signage shall be provided and installed by the Landlord in accordance with building standards at Tenant's expense, unless otherwise provided in the Workletter attached as Lease Addendum Number One,

         11. ACCESS TO PREMISES.

         a. Tenant's Access. Tenant, its agents, em'Pl6yees, invitees, and guests, shall- have access to the Premises and reasonable ingress and egress to common and public areas of the Building twenty-four hours a day, seven days a week; provided, however, Landlord by reasonable regulation may control such access for the comfort, convenience, safety and protection of all tenants in the Building, or as needed for making repairs and alterations. Tenant shall be responsible for providing access to the Premises to its agents, employees, invitees and guests after business hours and on weekends and holidays, but in no event shall Tenant's use of and access to the Premises during non-business hours compromise the security of the Building.

         b. Landlord's Access. Landlord shall have the right, at all reasonable times and upon reasonable oral notice, either itself or through its authorized agents, to enter the Premises (i) to make repairs, alterations or changes as Landlord deems necessary, (ii) to inspect the Premises, mechanical systems and electrical devices, and (iii) to show the Premises to prospective mortgagees and purchasers. Within one hundred eighty (180) days prior to the Expiration Date, Landlord shall have the right, either itself or through its authorized agents, to enter the Premises at all reasonable times to show prospective tenants.

         c. Emergency Access. Landlord shall have the right to enter the Premises at any time without notice in the event of an emergency.

          12. TENANT'S COMPLIANCE.

         a. Laws. Tenant shall comply with all applicable laws, ordinances and regulations affecting the Premises, whether now existing or hereafter enacted.

         b. Rules and Regulations. Tenant shall comply with the Rules and Regulations attached as Exhibit B. The Rules and Regulations may be modified from time to time by Landlord, effective as of the date delivered to Tenant or posted on the Premises, provided such rules are uniformly applicable to all tenants In the Building. Any conflict between this Lease and the Rules and Regulations shall be governed by the terms of this Lease.

           13. ADA COMPLIANCE.

         a. Tenant's Compliance. Tenant, at Tenant's sole expense, shall comply, with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities now in force, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises or alteration of the Premises to accommodate persons with special needs, including using all reasonable efforts to comply with The Americans With Disabilities Act (the "ADA).

         b. Landlord's Compliance. Landlord, at Landlord's sole expense, shall use all reasonable efforts to meet the requirements of the ADA as it applies to the Common Areas and restrooms of the Building; but Landlord shall have no responsibility for ADA compliance with respect to the Premises. Landlord shall not be required to make changes to the Common Areas or restrooms of the Building to comply with ADA standards adopted after construction of the Building unless specifically required to do so by law.

         c. ADA Notices. If Tenant receives any notices alleging a violation of ADA relating to any portion of the Building or Premises (including any governmental or regulatory actions or investigations regarding non-compliance with ADA), then Tenant shall notify Landlord in writing within ten (10) days of such notice and provide Landlord with copies of any such notice.

            14. INSURANCE REQUIREMENTS.

         a. Tenant's Liability Insurance. Throughout the Term, Tenant, at its sole cost and expense, shall keep or cause to be kept for the mutual benefit of Landlord, Landlord's Property Manager, and Tenant, Commercial General Liability Insurance (ISO CGL Form CGO001 or its equivalent) with a combined single limit, each Occurrence and General Aggregate-per location of at least TWO MILLION DOLLARS ($2,000,000), which policy shall insure against liability of Tenant, arising out of and in connection with Tenant's use of the Premises, and which shall insure the indemnity provisions contained in this Lease. Not more frequently than once every three (3) years, Landlord may require the limits to be increased if in its reasonable judgment (or that of its mortgagee) the coverage is insufficient.

         b. Tenant's Property Insurance. Tenant shall also carry the equivalent of ISO Special Form Property Insurance on Tenant's Property for full replacement value and with coinsurance waived. For purposes of this provision, "Tenant's Property" shall mean Tenant's personal property and fixtures, and any Non-Standard Improvements to the Premises. Tenant shall neither have, nor make, any claim against Landlord for any loss or damage to the Tenant's Property, regardless of the cause of the loss or damage.

         c. Certificates of Insurance. Prior to taking possession of the Premises, and annually thereafter, Tenant shall deliver to Landlord certificates or other evidence of insurance satisfactory to Landlord. All such policies shall be non-assessable and shall contain language to the extent obtainable that: (I) any loss shall be payable notwithstanding any act or negligence of Landlord or Tenant that might otherwise result in forfeiture of the Insurance, (0) that the policies are primary and non-contributing with any insurance that Landlord may carry, and (iii) that the policies cannot be canceled, non-renewed, or coverage reduced except after thirty (30) days' prior notice to Landlord. If Tenant fails to provide Landlord with such certificates or other evidence of insurance coverage, Landlord may obtain such coverage and the cost of such coverage shall be Additional Rent payable by Tenant upon demand.

         d. Insurance Policy Requirements. Tenant's insurance policies required by this Lease shall: (1) be issued by insurance companies licensed to do business in the state in which the Premises- are:~ located with a general policyholders ratings of at least A- and a financial rating of at least VI in the most current Best's Insurance Reports available on the Commencement Date, or if the Best's ratings are changed or discontinued, the parties shall agree to a comparable method of rating insurance companies; (I!) name Landlord and. current or future Mortgagee as an additional insured as its interest may appear [other landlords or tenants may be added as additional insureds in a blanket policy];
(III) provide that the insurance not be canceled, non-renewed or coverage materially reduced unless thirty (30) days advance notice is given to Landlord;
(iv) be primary policies; (v) provide that any loss shall be payable notwithstanding any gross negligence of Landlord or Tenant which might result in a forfeiture thereunder of such insurance or the amount of proceeds payable;
(vi) have no deductible exceeding TEN THOUSAND DOLLARS ($10,000), unless approved in writing by Landlord; and (vii) be maintained during the entire Term and any extension terms.

         e. Landlord's Property Insurance. Landlord shall keep the Building, including the Improvements (but excluding Tenant's Property), insured against damage and destruction by perils insured by the equivalent of ISO Special Form Property Insurance in the amount of the full replacement value of the Building.

     f. Mutual Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord hereby releases and waives unto Tenant (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, and Tenant hereby releases and waives unto Landlord (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, all rights to claim damages for any injury, loss, cost or damage to persons or to the Premises or any other casualty, as long as the amount of such injury, loss, cost or damage has been paid either to Landlord, Tenant, or any other person, firm or corporation, under the terms of any Property, General Liability, or other policy of insurance, to the extent such releases or waivers are permitted under applicable law. As respects all policies of insurance carded or maintained pursuant to this Lease and to the extent permitted under such policies, Tenant and Landlord each waive the insurance carriers' rights of subrogation.

            15. INDEMNITY. Subject to the insurance requirements, releases and mutual waivers of subrogation set forth in this Lease, Tenant agrees as follows:

            a. Indemnity. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, damages, losses, liabilities, lawsuits, costs and expenses (including attorneys' fees at all tribunal levels) arising out of or related to (i) any activity, work, or other thing done, permitted or suffered by Tenant in or about the Premises or the Building, (ii) any breach or default by Tenant in the performance of any of its obligations under this Lease, or (iii) any act or neglect of Tenant, or any officer, agent, employee, contractor, servant, invitee or guest of Tenant.

         b. Defense Obligation. If any such action is brought against Landlord, then Tenant, upon notice from Landlord, shall defend the same through counsel selected by Landlord's insurer, or other counsel acceptable to Landlord. The provisions of this Section shall survive the termination of this Lease.

         16. QUIET ENJOYMENT. Tenant shall have quiet enjoyment and possession of the Premises provided Tenant promptly and fully complies with all of its obligations under this Lease. No action of Landlord or other tenants working in other space in the Building, or in repairing or restoring the Premises, shall be deemed a breach of this covenant, nor shall such action give to Tenant any right to modify this Lease either as to term, rent payables or other obligations to be performed.

          17. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE; AND ESTOPPEL CERTIFICATE.

         a. Subordination and Attornment. Tenant agrees to execute within ten
(10) days after request to do so from Landlord or its mortgagee an agreement:

          i. Making this Lease superior or subordinate to the interests of the mortgagee;

          ii.  Agreeing to attorn to the mortgagee;

          iii. Giving the mortgagee notice of, and a reasonable opportunity (which shall in no event be less than thirty (30) days after notice thereof is delivered to mortgagee) to cure any Landlord default and agreeing to accept such cure if effected by the mortgagee;

          iv.  Permitting the mortgagee (or other  purchaser at any  foreclosure sale), and its successors and assigns, on acquiring Landlord's interest in the Premises and the Lease, to become substitute Landlord hereunder, with liability only for such Landlord obligations as accrue after Landlord's interest is so acquired:

          v.   Agreeing to attorn to any successor Landlord; and

          vi. Containing such other agreements and covenants on Tenant's part as Landlord's mortgagee may reasonably request.

           b. Non-Disturbance. Tenant's obligation to subordinate its Interests or attorn to any mortgagee is conditioned upon the mortgagee's agreement not to disturb Tenant's possession and quiet enjoyment of the Premises under this Lease so long as Tenant Is in compliance with the terms of the Lease.

           c. Estoppel Certificates. Tenant agrees to execute within five (5) business days after request, and as often as requested, estoppel certificates confirming any factual matter requested by Landlord which is true and is within Tenant's knowledge regarding this Lease, and the Premises, including but not limited to: (1) the date of occupancy, (ii) Expiration Date, (iii) the amount of Rent due and date to which Rent is paid, (iii) whether Tenant has any defense or offsets to the enforcement of this Lease or the Rent payable,
  (iv) any default or breach by Landlord, and (v) whether this Lease, together with any modifications or amendments, is in full force and effect. Tenant shall attach to such estoppel certificate copies of any modifications or amendments to the Lease.

           18. ASSIGNMENT - SUBLEASE.

           a. Landlord Consent. Tenant may not assign or encumber this Lease or its interest in the Premises arising under this Lease, and may not sublet all or any part of the Premises without first obtaining the written consent of Landlord, which consent shall not be withheld unreasonably. Factors which Landlord may consider in deciding whether to consent to an assignment or sublease include (without limitation), (I) the creditworthiness of the assignee or sublessee, (ii) the proposed use of the Premises, (iii) whether there is other vacant space in the Building, (iv)
whether the assignee or subiessee will vacate other space owned by Landlord, (v) whether Landlord is negotiating with the proposed sublessee or assignee for a lease of other space owned by Landlord, and (vi) any renovations to the Premises or special services required by the assignee or sublessee. Landlord will not consent to an assignment or sublease that might result in a use that conflicts with the rights of any existing tenant. One consent shall not be the basis for any further consent.

         b. Definition of Assignment. For the purpose of this Section 18, the word "assignmenr" shall be defined and deemed to include the following: (I) if Tenant is a partnership, the withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning thirty percent (30%) or more of the partnership, or the dissolution of the partnership; (ii) if Tenant consists of more than one person, an assignment, whether voluntary, involuntary, or by operation of law, by one person to one of the other persons that is a Tenant; (III) If Tenant Is a corporation, any dissolution or reorganization of Tenant, or the sale or other transfer of a controlling percentage (hereafter defined) of capital stock of Tenant other than to an affiliate or subsidiary or the sale of fifty-one percent (51%) in value of the assets of Tenant; (iv) if Tenant is a limited liability company, the change of members whose interest in the company is fifty percent (50%) or more. The phrase "controlling percentage" means the ownership of and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors, or such lesser percentage as is required to provide actual control over the affairs of the corporation; except that, If the Tenant is a publicly traded company, public trades or sales of the Tenant's stock on a national stock exchange shall not be considered an assignment hereunder even if the aggregate of the trades of sales exceeds fifty percent (50%) of the capital stock of the company.

          c. Permitted Assignments/Subleases. Notwithstanding the foregoing, Tenant may assign this Lease or sublease part or all of the Premises without Landlord's consent to: (I) any corporation, limited liability company, or partnership that controls, is controlled by, or is under common control with, Tenant at the ~Commencement Date; or (!I) any corporation or limited liability company resulting from the merger or consolidation withTenant or to any entity that acquires all of Tenant's assets as a going concern of the business that is being conducted on the Premises; provided however, the assignor remains liable under the Lease and the assignee or sublessee is a bona fide entity and assumes the obligations of Tenant, is as creditworthy as the7enant, and continues the same Permitted Use as provided under Section 4.

          d. Notice to Landlord. Landlord must be given prior written notice of every assignment or subletting, and failure to do so shall be a default hereunder.

          e. Prohibited Assignments/Subleases. In no event shall this Lease be assignable by operation of any law, and Tenant's rights hereunder may not become, and shall not be listed by Tenant as an asset under any bankruptcy, insolvency or reorganization proceedings. Acceptance of Rent by Landlord after any non-permitted assignment or sublease shall not constitute approval thereof by Landlord.

          f. Limitation on Rights of Assignee/Sublessee. Any assignment or sublease for which Landlord's consent is required shall not include the right to exercise any options to renew the Lease Term, expand the Premises, cancel the Lease, or similar options, unless specifically provided for in the consent.

          g. Tenant Not Released. No assignment or sublease shall release Tenant of any of Its obligations under this Lease.

          h. Landlord's Right to Collect Sublease Rents upon Tenant Default. If the Premises (or any portion) Is sublet and Tenant defaults under its obligations to Landlord, then Landlord is authorized, at its option, to collect all sublease rents directly from the Sublessee. Tenant hereby assigns the right to collect the sublease rents to Landlord in the event of Tenant default. The collection of sublease rents by Landlord shall not relieve Tenant of its obligations under this Lease, nor shall it create a contractual relationship between Sublessee and Landlord or give Sublessee any greater estate or right to the Premises than contained in its Sublease.

            i. Excess Rents. If Tenant assigns this Lease or subleases all or part of the Premises at a rental rate that exceeds the rentals paid to Landlord, then any such excess shall be paid over to Landlord by Tenant.

          j. Landlord's Fees. Tenant shall pay Landlord an administration fee of $1,000.00 per assignment or sublease transaction for which consent is required, If Landlord assists Tenant in finding an assignee or subtenant, Landlord shall be paid a reasonable fee for such assistance.

         k. Unauthorized Assignment or Sublease. Any unauthorized assignment or sublease shall constitute a default under the terms of this Lease. In addition to its other remedies for Default, Landlord may elect to increase Base Rent to 150% of the Base Rent reserved under the terms of this Lease.

          19. DAMAGES TO PREMISES.

         a. Landlord's Restoration Obligations. If the Building or Premises are damaged by fire or other casualty ("Casualty"), then Landlord shall repair and restore the Premises to substantially the same condition of the Premises immediately prior to such Casualty, subject to the following terms and conditions:

          i. The casualty must be insured under Landlord's insurance policies, and Landlord's obligation Is limited to the extent of the insurance proceeds received by Landlord. Landlord's duty to repair and restore the Premises shall not begin until receipt of the insurance proceeds.

          ii. Landlord's lender(s) must permit the insurance proceeds to be used for such repair and restoration.

          iii. Landlord shall have no obligation to repair and restore Tenant's trade fixtures, decorations, signs, contents, or any Non-Standard Improvements to the Premises.

           b. Termination of Lease by Landlord. Landlord shall have the option of terminating the Lease If. (1) the Premises is rendered wholly untenantable;
  (ii) the Premises is damaged in whole or in part as a result of a risk which is not covered by Landlord's insurance policies; (iii) Landlord's lender does not permit a sufficient amount of the insurance proceeds to be used for restoration purposes; (iv) the Premises is damaged in whole or In part during the last two years of the Term; or (v) the Building containing the Premises is damaged (whether or not the Premises Is damaged) to an extent of fifty percent (50%) or more of the fair market value thereof. If Landlord elects to terminate this Lease, then It shall give notice of the cancellation to Tenant within sixty (60) days after the date of the Casualty. Tenant shall vacate and surrender the Premises to Landlord within fifteen (15) days after receipt of the notice of termination.

           c. Termination of Lease by Tenant Tenant shall have the option of terminating the Lease if: (I Landlord has failed to substantially restore the damaged Building or Premises within one hundred eighty (180) days of the Casualty ("Restoration Period"); (ii) the Restoration Period has not been delayed by force majeure; and (ill) Tenant gives Landlord notice of the termination within fifteen 15 days after the end of the Restoration Period (as extended by any force majeure delays). If Landlord is delayed by force majeure, then Landlord must provide Tenant with notice of the delays within fifteen (15) days of the force majeure event stating the reason for the delays and a good faith estimate of the length of the delays.

           d. Tenant's Restoration Obligations. Unless terminated, the Lease shall remain in full force and effect, and Tenant shall promptly repair, restore, or replace Tenant's trade fixtures, decorations, signs, contents, and any Non-Standard Improvements to the Premises. All repair, restoration or replacement shall be at least to the same condition as existed prior to the Casualty. The proceeds of all insurance carried by Tenant on its property shall be held in trust by Tenant for the purposes of such repair, restoration, or replacement.

           e. Rent Abatement. If Premises is rendered wholly untenantable by the Casualty, then the Rent payable by Tenant shall be fully abated. If the Premises is only partially damaged, then Tenant shall continue the operation of Tenant's business in any part not damaged to the extent reasonably practicable from the standpoint of prudent business management, and Rent and other charges shall be abated proportionately to the portion of the Premises rendered untenantable. The abatement shall be from the date of the Casualty until the Premises have been substantially repaired and restored, or until Tenant's business operations are restored in the entire Premises, whichever shall first occur. However, if the Casualty is caused by the negligence or other wrongful conduct of Tenant or of Tenant's subtenants, licensees, contractors, or invitees, or their respective agents or employees, there shall be no abatement of Rent.

         f. Waiver of Claims. The abatement of the Rent set forth above is Tenant's exclusive remedy against Landlord in the event of a Casualty. Tenant hereby waives all claims against Landlord for any compensation or damage for loss of use of the whole or any part of the Premises and/or for any inconvenience or annoyance occasioned by any Casualty and any resulting damage, destruction, repair, or restoration.

          20. EMINENT DOMAIN.

         a. Effect on Lease. If all of the Premises are taken under the power of eminent domain (or by conveyance in lieu thereof), then this Lease shall terminate as of the date possession is taken by the condemnor, and Rent shall be adjusted between Landlord and Tenant as of such date. If only a portion of the Premises Is taken and Tenant can continue use of the remainder, then this Lease will not terminate, but Rent shall abate in a just and proportionate amount to the loss of use occasioned by the taking.

         b. Right to Condemnation Award. Landlord shall be entitled to receive and retain the entire condemnation award for the taking of the Building and Premises. Tenant shall have no right or claim against Landlord for any part of any award received by Landlord for the taking. Tenant shall have no right or claim for any alleged value of the unexpired portion of this Lease, or its leasehold estate, or for costs of removal, relocation, business Interruption expense or any other damages arising out of such taking. Tenant, however, shall not be prevented from making a claim against the condemning party (but not against Landlord ) for any moving expenses, loss of profits, or taking of Tenant's personal property (other than its leasehold estate) to which Tenant may be entitled; provided that any such award shall not reduce the amount of the award otherwise payable to Landlord for the taking of the Building and Premises.

           21. ENVIRONMENTAL COMPLIANCE.

         a. Environmental Laws. The term " Environmental Laws" shall mean all now existing or hereafter enacted or issued statutes, laws, rules, ordinances, orders, permits and regulations of all state, federal, local and other governmental and regulatory authorities, agencies and bodies applicable to the Premises, pertaining to environmental matters or regulating, prohibiting or otherwise having to do with asbestos and all other toxic, radioactive, or hazardous wastes or materials including, but not limited to, the Federal Clean Air Act, the Federal Water Pollution Control Act, and the Comprehensive Environmental Response, Compensation, and. Liability Act of 1980, as from time to time amended.

         b. Tenant's Responsibility. Tenant covenants and agrees that it will keep and maintain the Premises at all times in compliance with Environmental Laws. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically active or other hazardous substances, or. materials on the Property. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or in compliance with the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought onto the Property any such materials or substances except to use In the ordinary course of Tenant's business, and then only after notice is given to Landlord of the identity of such substances or materials. No such notice shall be required, however, for commercially reasonable amounts of ordinary office supplies and janitorial supplies. Tenant shall execute affidavits, representations and the like, from time to time, at Landlord's request, concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises.

            c. Tenant's Liability. Tenant shall hold Landlord free, harmless, and indemnified from any penalty, fine, claim, demand, liability, cost, or charge whatsoever which Landlord shall incur, or which Landlord would otherwise incur, by reason of Tenant's failure to comply with this Section 21 including, but not limited to: (I) the cost of full remediation of any contamination to bring the Property into the same condition as prior to the Commencement Date and into full compliance with all Environmental Laws; (ii) the reasonable cost of all appropriate tests and examinations of the Premises to confirm that the Premises and any other contaminated areas have been remediated and brought into compliance with all Environmental Laws; and (iii) the reasonable fees and expenses of Landlord's attorneys, engineers, and consultants incurred by Landlord in enforcing and confirming compliance with this Section 21.

         d. Limitation on Tenant's Liability. Tenant's obligations under this
Section 21 shall not apply to any condition or matter constituting a violation of any Environmental Laws: (1) which existed prior to the commencement of Tenant's use or occupancy of the Premises; (ii) which was not caused, in whole or in part, by Tenant or Tenant's agents, employees, officers, partners, contractors or invitees; or (iii) to the extent such violation is caused by, or results from the acts or neglects of Landlord or Landlord's agents, employees, officers, partners, contractors, guests, or invitees.

         e. Inspections by Landlord. Landlord and its engineers, technicians, and consultants (collectively the "Auditors") may, from time to time as Landlord deems appropriate, conduct periodic tests and examinations ("Audits") of the Premises to confirm and monitor Tenant's compliance with this Section 21. Such Audits shall be conducted in such a manner as to minimize the interference with Tenant's Permitted Use; however in all cases, the Audits shall be of such nature and scope as shall be reasonably required by then existing technology to confirm Tenant's compliance with this Section 21. Tenant shall fully cooperate with Landlord and. its Auditors in the conduct of such Audits. The cost of such Audits shall be paid by Landlord unless an Audit shall disclose a material failure of Tenant to comply with this Section 21, in which case, the cost of such Audit, and the cost of all subsequent Audits made during the Term and within thirty (30) days thereafter (not to exceed two (2) such Audits per calendar year), shall be paid for on demand by Tenant.

          f. Landlord's Liability. Landlord represents and warrants that, to the best of Landlord's knowledge, there are no hazardous materials on the Premises as of the Commencement Date in violation of any Environmental Laws. Landlord shall indemnify and hold Tenant harmless from any liability resulting from Landlord's violation of this representation and warranty.

         g. Property. For the purposes of this Section 21, the term "Property" shall include the Premises, Building, all Common Areas, the real estate upon which the Building Is located; all personal property (including that owned by Tenant); and the soil, ground water, and surface water of the real estate upon which the Building is located.

         h. Tenant's Liability After Termination of Lease. The covenants contained in this Section 21 shall survive the expiration or termination of this Lease, and shall continue for so long as Landlord and Its successors and assigns may be subject to any expense, liability, charge, penalty, or obligation against which Tenant has agreed to indemnify Landlord under this Section 21.

           22. DEFAULT.

           a. Tenant's Default. Tenant shall be in default under this Lease if
Tenant:

                i. Fails to pay when due any Base Rent, Additional rent, or any other sum of money which Tenant is obligated to pay, as provided in this Lease;

                ii. Breaches any other agreement, covenant or obligation in this Lease and such breach is not remedied within fifteen
                       (15) days after Landlord gives Tenant notice specifying the breach, or If such breach cannot, with due diligence, be cured within fifteen (15) days, Tenant does not commence curing within fifteen (15) days and with reasonable diligence completely cure the breach within a reasonable period of time after the notice;

                iii, Files any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court, or has such a petition or action filed against it which is not stayed or vacated within sixty (60) days after filing; or

                iv.    Makes any transfer in fraud of creditors as defined in
                       Section 548 of the United States Bankruptcy Code (111 U.S.C. 548, as amended or replaced), has a receiver appointed for Its assets (and the appointment is not stayed or vacated within thirty (30) days), or makes an assignment for benefit of creditors.

         b. Landlord's Remedies. In the event of a Tenant default, Landlord at its option may do one or more of the following:

          i. Terminate this Lease and recover all damages caused by Tenant's breach, including consequential damages for lost future rent;

          ii. Repossess the Premises, with or without terminating, and relet the Premises at such amount as Landlord deems reasonable;

          iii. Declare the entire remaining Base Rent and Additional Rent immediately due and payable, such amount to be discounted to its present value at a discount rate equal to the U.S. Treasury Bill or Note rate with the closest maturity to the remaining term of the Lease as selected by Landlord;

          iv.  Bring  action for  recovery of all amounts  due from  Tenant;

          v. Seize and hold any personal property of Tenant located in the Premises and assert against the same a lien for monies due Landlord;

          vi.  Pursue any other remedy available in law or equity.

          c. Landlord's Expenses; Attorneys Fees. All reasonable expenses of Landlord In repairing, restoring, or altering the Premises for reletting as general office space, together with leasing fees and all other expenses In seeking and obtaining a new Tenant, shall be charged to and be a liability of Tenant. Landlord's reasonable attorneys'fees in pursuing any of the foregoing remedies, or in collecting any Rent or Additional Rent due by Tenant hereunder, shall be paid by Tenant.

          d. Remedies Cumulative. All rights and remedies of Landlord are cumulative, and.the exercise of any one shall not be an election excluding Landlord at any other time from ex6rcise of a different or Inconsistent remedy. No exercise by Landlord of any right or remedy granted herein shall constitute or effect a termination of this Lease unless Landlord shall so elect by notice delivered to Tenant. The failure of Landlord to exercise its rights in connection with this Lease or any breach or violation of any term, or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be a Waiver of such term, covenant or condition or any subsequent breach of the same or any other covenant or condition herein contained~

          e. No Accord and Satisfaction. No acceptance by Landlord of a lesser sum than the Rent, Additional Rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease.

          f. No Reinstatement. No payment of money by Tenant to Landlord after the expiration or termination of this Lease shall reinstate or extend the Term, or make ineffective any notice of termination given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice or in any manner affect any pending suit or any judgment previously obtained.

          g. Summary Ejectment. Tenant agrees that in addition to all other rights and remedies Landlord may obtain an order for summary ejectment from any court of competent jurisdiction without prejudice to Landlord's rights to otherwise collect rents or breach of contract damages from Tenant.

            23. MULTIPLE DEFAULTS.

            a. Loss of Option Rights. Tenant acknowledges that any rights or options of first refusal, or to extend the Term, to expand the size of the Premises, to purchase the Premises or the Building, or other similar rights or options which have been granted to Tenant under this Lease are conditioned upon the prompt and diligent performance of the terms of this Lease by Tenant. Accordingly, should Tenant default under this Lease on two (2) or more occasions during any twelve (12) month period, in addition to all other remedies available to Landlord, all such rights and options shall automatically, and without further action on the part of any party, expire and be of no further force and effect.

         b. Increased Security Deposit. Should Tenant default in the payment of Base Rent, Additional Rent, or any other sums payable by Tenant under this Lease on two (2) or more occasions during any twelve (12) month period, regardless of whether Landlord permits such default to be cured, then, in addition to all other remedies otherwise available to Landlord, Tenant shall, within ten (10) days after demand by Landlord, post a Security Deposit in, or increase the existing Security Deposit to, a sum equal to three (3) months' installments of Base Rent. The Security Deposit shall be governed by the terms of this Lease.

         c. Effect on Notice Rights and Cure Periods. Should Tenant default under this Lease on two (2) or more occasions during any twelve (12) month period, in addition to all other remedies available to Landlord, any notice requirements or cure periods otherwise set forth in this Lease with respect to a default by Tenant shall not apply.

          24.BANKRUPTCY.

         a. Trustee's Rights. Landlord and Tenant understand that, notwithstanding contrary terms in this Lease, a trustee or debtor in possession under the United States Bankruptcy Code, as amended, (the "Code") may have certain rights to assume or assign this Lease. This Lease shall not be construed to give the trustee or debtor in possession any rights greater than the minimum rights granted under the Code.

     b. Adequate Assurance. Landlord and Tenant acknowledge that, pursuant to the Code, Landlord Is entitled to adequate assurances of future performance of the provisions of this Lease. The parties agree that the term "adequate assurance" shall include at least the following:

          i. In order to assure Landlord that any proposed assignee will have the resources with which to pay all Rent payable pursuant to the provisions of this Lease, any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of not less than the net worth of Tenant on the Effective Date (as hereinafter defined), increased by seven, percent (7%), compounded annually, for each year from the Effective Date through the date of the proposed assignment. It is understood and agreed that the financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

          ii. Any proposed assignee must have been engaged in the conduct of business for the five (5) years prior to any such proposed assignment, which business does not violate the Use provisions under Section 4 above, and such proposed assignee shall continue to engage in the Permitted Use under Section 4. It is understood that Landlord's asset will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use.

            C. Assumption of Lease Obligations. Any proposed assignee of this Lease must assume and agree to be personally bound by the provisions of this Lease.

            25. NOTICES.

            a. Addresses. All notices, demands and requests by Landlord or Tenant shall be sent to the Notice Addresses set forth in Section 1m, or to such other address as a party may specify by duly given notice.

            b. Form; Delivery, Receipt. ALL NOTICES, DEMANDS AND REQUESTS WHICH MAY BE GIVEN OR WHICH ARE REQUIRED TO BE GIVEN BY EITHER PARTY TO THE OTHER MUST BE IN WRITING UNLESS OTHERWISE SPECIFIED. Notices, demands or requests shall be deemed to have been properly given for all purposes if (I) delivered against a written receipt of delivery, (ii) mailed by express, registered or certified mail of the

United States Postal Service, return receipt requested, postage prepaid, or
(iii) delivered to a nationally recognized overnight courier service for next business day delivery to the receiving party's address as set forth above. Each such notice, demand or request shall be deemed to have been received upon the earlier of the actual receipt or refusal by the addressee or three (3) business days after deposit thereof at any main or branch United States post office if sent in accordance with subsection (ii) above, and the next business day after deposit thereof with the courier if sent pursuant to subsection (iii) above.

         c. Address Changes. The parties shall notify the other of any change in address, which notification must be at least fifteen (15) days in advance of it being effective.

          d. Notice by Legal Counsel. Notices may be given on behalf of any party by such party's legal counsel.

         26. HOLDING OVER. If Tenant holds over after the Expiration Date or other termination of this Lease, such holding over shall not be a renewal of this Lease but shall create a tenancy-at-sufferance. Tenant shall continue to be bound by all of the terms and conditions of this Lease, except that during such tenancy-at-sufferance Tenant shall pay to Landlord (i) Base Rent at the rate equal to two hundred percent (200%) of that provided for as of the expiration or termination date, and (ii) any and all Operating Expenses and other forms of Additional Rent payable under this Lease. The increased Rent during such holding over is intended to compensate Landlord partially for losses, damages and expenses, including frustrating and delaying Landlord's ability to secure a replacement tenant. If Landlord loses a prospective tenant because Tenant fails to vacate the Premises on the Expiration Date or any termination of the Lease after notice to do so, then Tenant will be liable for such damages as Landlord can prove because of Tenants wrongful failure to vacate.

          27. RIGHT TO RELOCATE.

           a. Substitute Premises, Landlord, at its option, may substitute for the Premises other space (hereafter called "Substitute Premises") owned by Landlord in the same geographical vicinity before theCommencement Date or at any time during the Term or any extension of this Lease. Insofar as reasonably possible, the Substitute Premises shall be of comparable quality and shall have a comparable square foot area and a configuration substantially similar to the Premises.

           b. Notice. Landlord shall give Tenant at least sixty (60) days notice of its intention to relocate Tenant to the Substitute Premises. This notice will be accompanied by a floor plan of the Substitute Premises. After such notice, Tenant shall have ten (10) days within which to agree with Landlord on the proposed Substitute Premises and unless such agreement is reached within such period of time, Landlord may terminate this Lease at the end of the sixty
  (60) day period of time following the notice.

           c. Upfit of Substitute Premises. Landlord agrees to construct or alter, at its own expense, the Substitute Premises as expeditiously as possible so that they are in substantially the same condition that the Premises were In immediately prior to the relocation. Landlord shall have the right to reuse the fixtures, improvements and alterations used in the Premises. Tenant agrees to occupy the Substitute Premises as soon as Landlord's work is substantially completed.

           d. Relocation Costs. If relocation occurs after the Commencement Date, then Landlord shall pay Tenants reasonable third-party costs of moving Tenant's furnishings, telephone and computer wiring, and other property to the Substitute Premises, and reasonable printing costs associated with the change of address.

           e. Lease Terms. Except as provided herein, Tenant agrees that all of the obligations of this Lease, including the payment of Rent (to be determined on a per rentable square foot basis and applied to the Substitute Premises), will continue despite Tenant's relocation to the Substitute Premises. Upon substantial completion of the Substitute Premises, this Lease will apply to the Substitute Premises as if the Substitute Premises had been the space originally described in this Lease.

              Limitation on Landlord's Liability. Except as provided above, Landlord shall not be liable or responsible in any way for damages or injuries suffered by Tenant pursuant to the relocation in accordance with this provision including, but not limited to, the loss of goodwill, business, productivity or profits.
          28. BROKER'S COMMISSIONS.

         a. Broker. Each party represents and warrants to the other that it has not dealt with any real estate broker, finder or other person with respect to this Lease in any manner, except the Broker identified in Section 1n.

         b. Landlord's Obligation. Landlord shall pay any commissions or fees that are payable to the Broker with respect to this Lease pursuant to Landlord's separate agreement with the Broker.

         c. Indemnity. Each party shall indemnify and hold the other party harmless from any and all damages resulting from claims that may be asserted against the other party by any other broker, finder or other person (including, without limitation, any substitute or replacement broker claiming to have been engaged by Indemnifying party in the future), claiming to have dealt with the indemnifying party in connection with this Lease or any amendment or extension hereto, or which may result in Tenant leasing other or enlarged space from Landlord. The provisions of this Section shall survive the termination of this Lease.
          29. MISCELLANEOUS.

         a. No Agency. Tenant is not, may not become, and shall never represent itself to be an agent of Landlord, and Tenant acknowledges that Landlord's title to the Building is paramount, and that It can do nothing to affect or impair Landlord's title.

         b. Force Majeure. The term "force majeure" means: fire, flood, extreme weather, labor disputes, strike, lock-out, riot, government interference (including regulation, appropriation or rationing), unusual delay In governmental permitting, unusual delay in deliveries or unavailability of materials, unavoidable casualties, Act of God, or other causes beyond the Landlord's reasonable control.

         c. Building Standard Improvements. The term "Building Standard Improvements" shall mean the standards for normal construction of general office space within the Building as specified by Landlord, including design and construction standards, electrical load factors, materials, fixtures and finishes.

         d. Limitation on Damages. Notwithstanding any other provisions in this Lease, Landlord shall not be liable to Tenant for any special, consequential, incidental or punitive damages.

         e. Satisfaction of Judgments Against Landlord. If Landlord, or its employees, officers, directors, stockholders or partners are ordered to pay Tenant a money judgment because of Landlord's default under this Lease, said money judgment may only be enforced against and satisfied out of: (i) Landlord's Interest in the Building in which the Premises are located including the rental income and proceeds from sale; and (ii) any Insurance or condemnation proceeds received because of damage or condemnation to, or of, said Building that are available for use by Landlord. No other assets of Landlord or said other parties exculpated by the preceding sentence shall be liable for, or subject to, any such money judgment.

     f. Interest. Should Tenant fail to pay any amount due to Landlord within 30 days of the date such amount is due (whether Base Rent, Additional Rent, or any other payment obligation), then the amount due shall begin ' accruing interest at the rate of 18% per annum, compounded monthly, or the highest permissible rate under applicable usury law, whichever is less, until paid.

     g. Legal Costs. Should Landlord prevail in any legal proceedings against the Tenant for breach of any provision in this Lease, then Tenant shall be liable for the costs and expenses of the Landlord, Including its reasonable attorneys'fees (at all tribunal levels).

     h. Sale of Premises or Building. Landlord may sell the Premises or the Building without affecting the obligations of Tenant hereunder; upon the sale of the Premises or the Building, Landlord shall be relieved of all responsibility for the Premises and shall be released from any liability thereafter accruing under this Lease.

     i. Time of the Essence. Time is of the essence in the performance of ail obligations under the terms of this Lease.

         j. Transfer of Security Deposit. If any Security Deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the Security Deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be released from any liability for return of the Security Deposit or prepaid Rent.

         k. Tender of Premises. The delivery of a key or other such tender of possession of the Premises to Landlord or to an employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises unless requested in writing by Landlord.

         1. Tenant's Financial Statements. Upon request of Landlord, Tenant agrees to furnish to Landlord copies of Tenant's most recent annual, quarterly and monthly financial statements, audited If available. The financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied. The financial statements shall include a balance sheet and a statement of profit and loss, and the annual financial statement shall also include a statement of changes in financial position and appropriate explanatory notes. Landlord may deliver the financial statements to any prospective or existing mortgagee or purchaser of the Building.

         m. Recordation. This Lease may not be recorded without Landlord's prior written consent, but Tenant and Landlord agree, upon the request of the other party, to execute a memorandum hereof for recording purposes.

         n. Partial Invalidity. The invalidity of any portion of this Lease shall not invalidate the remaining portions of the Lease.

         o. Binding Effect. This Lease shall be binding upon the respective parties hereto, and upon their heirs, executors, successors and assigns.

         p. Entire Agreement. This Lease supersedes and cancels all prior negotiations between the parties, and no changes shall be effective unless in writing signed by both parties. Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except those expressed In this Lease, and that this Lease contains the entire agreement of the parties hereto with respect to the subject matter hereof.

         q. Good Standing. If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence in good standing of Tenant, and the authority of any person signing this Lease to act for the Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in the State in which the Premises are located, that the corporation has a full right and authority to enter into this Lease and that each of the persons signing on behalf of the corporation is authorized to do SO.

         r. Terminology. The singular shall include the plural, and the masculine, feminine or neuter includes the other.

         s. Headings. Headings of sections are for convenience only and shall not be considered in construing the meaning of the contents of such section.

         t. Choice of Law. This Lease shall be interpreted and enforced in accordance with the laws of the State in which the Premises are located.

         u. Effective Date. The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon the execution and delivery by both Landlord and Tenant. The date of execution shall be entered on the top of the first page of this Lease by Landlord, and shall be the date on which the last party signed the Lease, or as otherwise may be specifically agreed by both parties. Such date, once inserted, shall be established as the final day of ratification by all parties to this Lease, and shall be the date for use throughout this Lease as the "Effective Date".

         30. SPECIAL CONDITIONS. The following special conditions, if any, shall apply, and where in conflict with earlier provisions in this Lease shall control:

          None.

         31. ADDENDA AND EXHIBITS. If any addenda are noted below, such addenda are incorporated herein and made a part of this Lease.


          a.   Lease Addendum Number One - "Work Letter"
          b.   Lease Addendum Number Two - "Additional Rent - Operating  Expense
               Pass Throughs"
          c.   Lease Addendum Number Three - "Option to Renew Lease Term"
          d.   Lease Addendum Number Four - INTENTIONALLY OMITTED
          e.   Lease Addendum Number Five - "Tenant Parking Agreement"
          f.   Lease Addendum Number Six - "Radon"
          g.   Exhibit A - Premises
          h.   Exhibit B - Rules and Regulations
          i    Exhibit C - Commencement Agreement

            IN WITNESS WHEREOF, Landlord and Tenant have executed this lease in three originals, all as of the day and year first above written.


                                     LANDLORD:
   WITNESSES:                        HIGHWOODS/FLORIDA HOLDINGS, L.P.
                                     a Delaware limited partnership

                                     By:  Highwoods/Florida GP Corp.,
                                          its general partner

                                     By:
                                        ------------------------------------
   Print Name                                Stephen A. Meyers
                                    Title:     Vice President - Tampa

                                    Date:

   Print Name                       TENANT:
                                    XRG, INC., a Delaware corporation

                                        ------------------------------------
                                                  Signature Line


                                    By:      Kevin Brennan
                                        ------------------------------------
    Print Name                                    Print Name

                                    Title:            President

                                    Date:
    Print Name